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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 9, 1999
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                 THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)


          Delaware                           0-11656                  22-1807533
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(State or other jurisdiction        (Commission File Number)        (I.R.S. EIN)
    of incorporation)


Two Nationwide Plaza, Suite 760, Columbus, Ohio                            43215
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (614) 221-6000
                                                    --------------


                                    NO CHANGE
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          (Former name or former address, if changed since last report)
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ITEM 9. RECENT SALES OF UNREGISTERED SECURITIES.

        (a) Date:     April 9, 1999.

            Title:    Series 2 Bonds - Bond No. 003

            Amount
            Sold: One (1) bond in the amount of Four Hundred Thousand Swiss Francs (CHF 400,000.00).

        (b) No underwriter. The bonds were sold to European investors.

        (c) The total offering price for the bond was Four Hundred Thousand Swiss Francs (CHF 400,000.00) with no underwriting discounts or commissions. The bond is convertible into common stock at a price of CHF 3.7037 per share of common stock with no underwriting discounts or commissions. The bond is Bond No. 003 of the Series 2 Bonds. All Series 2 Bonds have now been sold.

        (d) The exemption relied upon is Regulation S. The bond was sold in an offshore transaction to European investors and was issued in the name of a Swiss bank. Therefore, the transaction complied with the requirement that the offer not be made to a U.S. person and that the buy order be originated when the purchaser is outside of the United States. Additionally, no directed selling efforts were engaged in, since no activities with the potential to condition the United States' market for the sale of the securities were conducted. Furthermore, the sales qualify for Regulation S's second safe harbor, as the issuer is a reporting issuer and has met all the offering restrictions imposed by the safe harbor. Namely, the certificate is properly legended as required by Regulation S (see
            Section 1.5 of the bond attached hereto as an exhibit) and inform the holder of the transactional requirements imposed during the restricted period. Additionally, as is set forth in section (e) below, certain conditions were imposed upon the exercise of the bond, as required by section 902(m) of Regulation S.

        (e) The bond provides that the registered owner may, from time to time prior to December 7, 2003, convert the principal of the bond into fully paid and nonassessable shares of Common Stock of The Wendt-Bristol Health Services Corporation at a price of CHF 3.7037 per share, provided that each exercise can be in an amount of no less than One Hundred Thousand Swiss Francs (CHF 100,000.00) and subject to adjustment upon the happening of certain events. Additionally, the registered owner must provide written certification that the purchaser is not a "U.S. person" as defined in section 902(k) of Regulation S and that the conversion rights are not being exercised on behalf of a "U.S. person." In the alternative, the written opinion of counsel to the effect that the bond and underlying securities are exempt from registration or have been registered may be provided. The Registrant will not register any transfer of the common stock not made in accordance with the provisions of Regulation S.




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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WENDT-BRISTOL HEALTH
                                       SERVICES CORPORATION



Dated:  April 20, 1999                By: /s/ Sheldon A. Gold
                                         ---------------------------------------
                                          Sheldon A. Gold, President



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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       ----------------------------------


                            THE WENDT-BRISTOL HEALTH
                              SERVICES CORPORATION


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                                    EXHIBITS


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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                                                 PAGE NO.
-------                                                                 --------
   1              Series 2 Bond dated April 9, 1999, by and                6
                  between The Wendt-Bristol Health Services
                  Corporation and Banca Del Sempione,
                  or registered assigns







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